Pledged Assets	6 Months Ended
Sep. 30, 2012
Pledged Assets

6.    PLEDGED ASSETS

At September 30, 2012, assets mortgaged, pledged, or otherwise subject to lien were as follows:

September 30, 2012
(in millions)
Trading account securities	¥10,704,141
Investment securities	6,288,317
Loans	6,843,266
Other	64,728

Total	¥23,900,452

The above pledged assets were classified by type of liabilities to which they related as follows:

September 30, 2012
(in millions)
Deposits	¥252,426
Call money and funds purchased	535,193
Payables under repurchase agreements and securities lending transactions	13,039,865
Other short-term borrowings and long-term debt	10,011,755
Other	61,213

Total	¥23,900,452

In addition, at September 30, 2012, certain investment securities, principally Japanese national government and Japanese government agency bonds, loans and other assets aggregating ¥18,254,235 million were pledged as collateral for acting as a collection agent of public funds, for settlement of exchange at the Bank of Japan and the Tokyo Bankers Association, for derivative transactions and for certain other purposes.

The MUFG Group engages in on-balance sheet securitizations. These securitizations of mortgage and apartment loans, which do not qualify for sales treatment, are accounted for as secured borrowings. The amount of loans in the table above represents the carrying amount of these transactions with the carrying amount of the associated liabilities included in other short-term borrowings and long-term debt.

At March 31, 2012 and September 30, 2012, the cash collateral paid for derivative transactions, which is included in Other assets, was ¥1,334,968 million and ¥1,106,095 million, respectively, and the cash collateral received for derivative transactions, which is included in Other liabilities, was ¥272,806 million and ¥292,570 million, respectively.